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ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate



Collection Period:                October 1, 1999 - October 31, 1999

Settlement Date:                         15-Nov-99
                                         ---------

A.SERIES INFORMATION

  Advanta Leasing Receivables Corp. IV and
  Advanta Leasing Receivables Corp. V
  Equipment Receivables Asset-Backed Notes,
  Series 1998-1

I.  SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

  (a.)      Beginning Aggregate Contract
            Principal Balance  ("ACPB") .......................................                                 $ 239,188,278.58
                                                                                                                ----------------
  (b.)      Contract Principal Balance of
            all Collections allocable to Contracts ............................               $ 11,778,649.79
                                                                                              ---------------
  (c.)      Contract Principal Balance of Charged-Off
            Contracts .........................................................               $    798,460.00
                                                                                              ---------------
  (d.)      Total decline in Principal Balance ................................                                 $ 12,577,109.79
                                                                                                                ---------------


  (e.)      Ending Aggregate Contract Principal Balance of
            all Contracts as of this Settlement Date ..........................                                 $226,611,168.79
                                                                                                                ---------------

            Balances on this Settlement Date after payment on the related
            Payment Date
  (f.)      Class A Principal Balance as of this Settlement Date ..............                                 $200,142,822.03
                                                                                                                ---------------
            (Class A Note Factor) .............................................   0.6042960
                                                                                  ---------
  (g1.)     Class A-1 Principal Balance (Note Factor) .........................   0.0000000                 -
                                                                                  ---------   ---------------
  (g2.)     Class A-2 Principal Balance  (Note Factor) ........................   0.6891727   $130,942,822.03
                                                                                  ---------   ---------------
  (g3.)     Class A-3 Principal Balance  (Note Factor) ........................   1.0000000   $ 23,300,000.00
                                                                                  ---------   ---------------
  (g4.)     Class A-4 Principal Balance  (Note Factor) ........................   1.0000000   $ 45,900,000.00
                                                                                  ---------   ---------------
  (h.)      Class B Principal Balance as of this Settlement Date ..............                                  $ 11,444,156.89
                                                                                                                ----------------

            (Class B Note Factor) .............................................   0.6042960
                                                                                  ---------
  (i.)      Class C Principal Balance as of this Settlement Date ..............                                  $ 5,499,179.23
                                                                                                                ----------------

            (Class C Note Factor) .............................................   0.5576130
                                                                                  ---------
  (l.)      Class D Principal Balance as of this Settlement Date ..............                                   $ 9,525,010.64
                                                                                                                ----------------
            (Class D Note Factor) .............................................   0.6349878
                                                                                  ---------

II.  COMPLIANCE RATIOS

  (a.)      Aggregate Contract Balance Remaining ("CBR") of all
            Contracts as of the related Calculation Date ......................                                 $ 248,548,978.10
                                                                                                                ----------------

  (b1.)     % of CBR 31 days or more delinquent as of the related
            Calculation Date ..................................................                                             7.71%
                                                                                                               ----------------

  (b2.)     Preceding Month %: ................................................      Sep-99                                 7.76%
                                                                                                               ----------------

  (b3.)     2nd Preceding Month %: ............................................      Aug-99                                 7.06%
                                                                                                               ----------------

  (b4.)     Three month rolling average % of CBR 31 days or
            more delinquent....................................................                                            7.51%
                                                                                                               ----------------



  (c.)      Does the three month rolling average % of CBR
            which are 31 days or more delinquent exceed 105%?  Y or N .........                                               NO
                                                                                                               ----------------



            (Amortization Period Only)
  (d)       Cumulative Net Loss Percentage as of the related
            Collection Period .................................................                                            1.67%
                                                                                                               ----------------

            Does the Cumulative Net Loss Percentage exceed
  (d1.)     4.0% from the Beginning Period to and including
            12th Collection Period?  Y or N ...................................                                              NO
                                                                                                               ----------------

  (d2.)     5.5% from 13th Collection Period to and including 24th
            Collection Period? Y or N .........................................                                              NO
                                                                                                               ----------------

  (d3.)     7.0% from 25th Collection Period and thereafter? Y or N ...........                                              NO
                                                                                                               ----------------

            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

  (e1.)     Residual Realization for the related
            Collection Period  > 100% (YES/NO) ................................                                             YES
                                                                                                               ----------------

  (e2.)     Preceding Month:          Sep-99 > 100% (YES/NO) ..................                                             YES
                                                                                                               ----------------

  (e3.)     2nd Preceding Month:      Aug-99 > 100% (YES/NO) ..................                                             YES
                                                                                                               ----------------

  (e4.)     Three month rolling average Residual
            Realization Ratio  > 100% (YES/NO) ................................                                             YES
                                                                                                               ----------------
            (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
             The amount of available funds on deposit in the
             Series 1998-1 Facility Account ...................................                                 $ 14,863,557.55
                                                                                                               ----------------



             (1)    On the Payment Date which is also the Amortization
                    Date and each Payment Date thereafter

  (a.)       To the Servicer, Unrecoverable Servicer Advances .................                                      154,135.64
                                                                                                               ----------------

  (b.)       To the Servicer, if ABS is not the Servicer, Servicing
             Fee and Ancillary Servicing Income, if any........................
                                                                                                               ----------------


             To Series 1998-1 Noteholders:
  (c.)       To Class A, the total Class A Note Interest and
             Class A Overdue Interest for the related period ..................                                  $ 1,032,822.77
                                Interest on Class A-1 Notes ...................      $            -
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
                             Interest on Class A-2 Notes ......................          $    688,946.94
                                                                                         ---------------
                             Interest on Class A-3 Notes ......................          $    115,140.83
                                                                                         ---------------
                             Interest on Class A-4 Notes ......................          $    228,735.00
                                                                                         ---------------

(d.)      Interest on Class B Notes for the related period ....................                                       $ 61,403.20
                                                                                                                      -----------
(e.)      Interest on Class C Notes for the related period ....................                                       $ 34,020.19
                                                                                                                      -----------
(f.)      To Series 1998-1 Noteholders:
          To Class A, the total Principal Payment and Class A
          Overdue Principal, if any ...........................................                                     11,108,094.36
                                                                                                                    -------------

                             Principal Payment to Class A-1 Noteholders .......                      N/A
                                                                                          --------------
                             Principal Payment to Class A-2 Noteholders .......           $11,108,094.36
                                                                                          --------------
                             Principal Payment to Class A-3 Noteholders .......                      N/A
                                                                                          --------------
                             Principal Payment to Class A-4 Noteholders .......                      N/A
                                                                                          --------------
          To Class B for Principal Payment and Overdue Principal, if any ......                                        635,160.30
                                                                                                                    -------------
          To Class C for Principal Payment and Overdue Principal, if any ......                                        791,148.48
                                                                                                                    -------------

(g)       Overdue Principal (included in the Principal Payments
          per above, if any):
          To Class A, total for Overdue Principal .............................                      N/A
                                                                                          --------------
                             Overdue Principal to Class A-1 ...................     N/A
                                                                                  -----
                             Overdue Principal to Class A-2 ...................     N/A
                                                                                  -----
                             Overdue Principal to Class A-3 ...................     N/A
                                                                                  -----
                             Overdue Principal to Class A-4 ...................     N/A
                                                                                  -----
          To Class B for Overdue Principal ....................................                      N/A
                                                                                          --------------
          To Class C for Overdue Principal ....................................                      N/A
                                                                                          --------------

(h1.)     Until the Reserve Account Funding Date:
          To the Reserve Account, the amount equal to the Servicing Fee
          otherwise payable to ABS ............................................                                               N/A
                                                                                                                    -------------


(h2.)     After the Reserve Account Funding Date:
          To the Servicer, ABS, the Servicing Fee plus Ancillary
          Servicing Income, if any ............................................                                        199,323.57
                                                                                                                    -------------


(i.)      To the Reserve Account, the amount needed to increase the
          amount on deposit in the Reserve Account to
          the Required Reserve Amount for such Payment Date ...................                                               N/A
                                                                                                                    -------------


(j.)      Upon the occurrence of a Residual Event            the lesser of:
(j1.)     (A) the Available Funds remaining on deposit in the Facility
          Account and .........................................................                      N/A
                                                                                          --------------

(j2.)     (B) the aggregate amount of Residual Receipts included in
          Available Funds .....................................................                      N/A
                                                                                          --------------

(j3.)     To be deposited to the Residual Account .............................                                               N/A
                                                                                                                    -------------


(k.)      To Class D Noteholders for Principal Payment ........................                                         42,706.65
                                                                                                                    -------------

(l.)      To Class D Noteholders for Overdue Principal, if any ................                                               N/A
                                                                                                                    -------------


          (3) To ABS, the Servicing Fee previously due, but deposited to
              the Reserve Account .............................................                                      $          -
                                                                                                                    -------------


          (4) To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit
              in the Facility Account .........................................                                      $ 804,742.40
                                                                                                                    -------------


IV.  SERVICER ADVANCES
(a.)      Aggregate amount of Servicer Advances at the beginning of
          the related Collection Period .......................................                                      4,038,204.86
                                                                                                                    -------------

(b.)      Servicer Advances reimbursed during the related Collection Period ...                                        113,353.41
                                                                                                                    -------------

(c.)      Amount of unreimbursed Servicer Advances to be reimbursed on the
          Settlement Date .....................................................                                        154,135.64
                                                                                                                    -------------

(d.)      Servicer Advances made during the related Collection Period .........                                                 -
                                                                                                                    -------------

(e.)      Aggregate amount of Servicer Advances at the end of the Collection
          Period ..............................................................                                    $ 3,770,715.81
                                                                                                                    -------------



V.  RESERVE ACCOUNT
(a.)     Amount on deposit at the beginning of the related Collection
         Period ...............................................................                                    $7,462,668.24
                                                                                                                   -------------

(b.)     Amounts used to cover shortfalls, if any, for the related
         Collection Period ....................................................                                   $            -
                                                                                                                   -------------

(c.)     Amounts transferred from the Facility Account, if applicable .........                                   $            -
                                                                                                                   -------------

(d.)     Interest earned on Reserve Balance ...................................                                   $    31,923.01
                                                                                                                   -------------


(e.)     Reserve Account Ending Balance before calculating Required
         Reserve Amount .......................................................                                    $7,494,591.25
                                                                                                                   -------------

(f.)     Required Reserve Amount needed as of the related Collection Period ...                                    $7,055,300.14
                                                                                                                   -------------

(g1.)    If (f) is greater than (e), then amount of shortfall .................                                             0.00
                                                                                                                   -------------

(g2.)    If (e) is greater than (f), then excess amount to be
         transferred to the Series Obligors ...................................                                       439,291.11
                                                                                                                   -------------


(h.)     Amounts on deposit as of this Settlement Date (e minus g2) ...........                                    $7,055,300.14
                                                                                                                   -------------



VI.  RESIDUAL ACCOUNT
(a.)     Amount on deposit at the beginning of the related
         Collection Period ....................................................                                             0.00
                                                                                                                   -------------

(b.)     Amounts transferred from the Facility Account ........................                                             0.00
                                                                                                                   -------------

(c.)     Amounts used to cover shortfalls for the related
         Collection Period ....................................................                                             0.00
                                                                                                                   -------------

(d.)     Amount on deposit as of this Settlement Date .........................                                             0.00
                                                                                                                   -------------


VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
(a.)     Amount on deposit at the beginning of the related
         Collection Period ....................................................                                             0.00
                                                                                                                   -------------
(b.)     Amounts transferred from the Facility Account ........................                                             0.00
                                                                                                                   -------------
(c.)     Amounts transferred to the Series Obligors ...........................                                             0.00
                                                                                                                   -------------
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
(d.)     Amount on deposit as of this Settlement Date .........................                                             0.00
                                                                                                                   -------------

VIII. ADVANCE PAYMENTS
(a.)     Beginning aggregate Advance Payments .................................                                    $2,421,086.70
                                                                                                                   -------------
(b.)     Amount of Advance Payments collected during the related
         Collection Period ....................................................                                    $1,768,271.48
                                                                                                                   -------------
(c.)     Investment earnings for the related Collection Period ................                                    $   13,816.00
                                                                                                                   -------------
(d.)     Amount of Advance Payments withdrawn for deposit into
         Facility Account .....................................................                                   $ 1,867,377.98
                                                                                                                   -------------
(e.)     Ending aggregate Advance Payments ....................................                                   $ 2,335,796.20
                                                                                                                   -------------

ADVANTA BUSINESS SERVICES  CORP., as Servicer

By:                 /s/ John Paris
                    ------------------------

Title:              Sr. Vice President
                    ------------------------

Date:               10-Nov-99
                    ------------------------

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